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                                 EXHIBIT NO. 24





                         CONSENT OF INDEPENDENT AUDITORS




We consent to the reference in this Annual Report of Anchor Bancorp Wisconsin Inc. on Form 10-K/A of our audit report dated May 6, 1999 on the consolidated statements of income, shareholders' equity, and cash flows of FCB Financial Corp. for the year ended March 31, 1999.




                                              /s/ Wipfli Ullrich Bertelson LLP


June 28, 2001
Green Bay, Wisconsin